EXHIBIT 99.1

HepaLife Announces Scientific Presentation Of PBS-1 Cell Line At International Influenza Meeting

HepaLife’s patented PBS-1 cell line shown to outperform current cell system by 500% on average; PBS-1 cells are capable of growing human and avian influenza virus to extremely high titers, are free of any exogenous agents, are non-tumorigenic and are readily adaptable to a variety of culture conditions

Boston, MA – May 29, 2007 - HepaLife Technologies, Inc. (OTCBB: HPLF) (FWB: HL1) (WKN: 500625) is pleased to announce a scientific presentation of its cell based PBS-1 technology for potential influenza vaccine production at the “Options for the Control of Influenza VI Conference,” to be held June 17-23, 2007, in Toronto, Canada.

Entitled “High titer growth of human and avian influenza viruses in an immortalized chick embryo cell line without the need for exogenous proteases,” and presented by K.A. Smith, from Michigan State University, the poster presentation will cover recent research results of the PBS-1 cell line and, among other things, challenges of current influenza vaccine production methodologies, which rely on embryonated chick eggs, and concerns over existing cell lines, which all require the addition of exogenous agents.

The single most important step towards the production of a cell-culture based vaccine against a targeted virus is the ability to grow the same virus in a cell substrate. In recent tests, the Company’s patented ‘PBS-1’ cells, under development for influenza vaccine production, have successfully replicated numerous human influenza virus strains received from the Centers for Disease Control at substantially higher levels than the research community’s widely-used current model, primary chick kidney cells.

Importantly, among the viruses successfully tested were three specific strains deemed currently most threatening by the World Health Organization and the U.S. Food and Drug Administration.  These viruses were selected for development of the inactivated influenza vaccines prepared for the 2006-2007 influenza season.

In previous tests, the PBS-1 cells on average functioned five times better than primary chick kidney cells, and in some cases, outperformed them by 150-fold. Influenza viruses grown in PBS-1 cells are released into the culture fluid without the need for exogenous proteases, thus simplifying downstream processing. Additionally, PBS-1 cells are free of any exogenous agents, are non-tumorigenic, and are readily adaptable to a variety of culture conditions, including growth on microcarrier beads.

(For more information on recent research findings, please click on the following links:

http://www.hepalife.com/20070328-1.html.php or http://www.hepalife.com/20070122-1.html.php)

Protected by five issued patents, HepaLife is developing production methods to make flu vaccines faster, safer and at less cost by means of the Company’s patented PBS-1 line of cells.

HepaLife’s non-mammalian PBS-1 cell line is derived from an immortalized chicken embryo cell, and is being developed for more flexible cell-culture based vaccine production with the ability to quickly address prospective mutations in the avian influenza virus.

(View a CBS-affiliate, WWMT, television news story about HepaLife’s active cell-based vaccine research: www.hepalife.com/media)

ABOUT HEPALIFE TECHNOLOGIES, INC.

HepaLife Technologies, Inc. (OTCBB: HPLF - News; FWB: HL1) (WKN: 500625) is a development stage biotechnology company focused on the identification, development and eventual commercialization of cell-based technologies and products.

Current cell-based technologies under development by HepaLife include 1) the first-of-its-kind artificial liver device, 2) proprietary in-vitro toxicology and pre-clinical drug testing platforms, and 3) cell-culture based vaccines to protect against the spread of influenza viruses among humans, including potentially the high pathogenicity H5N1 virus.

For additional information, please visit www.hepalife.com.

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